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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    -----------------------------------



Date of Report:     July 22, 1998
Date of Earliest Event Reported:     July 22, 1998

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                      1-5442                    13-3575653
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)
                           10 Melville Park Road
                          Melville, New York 11747

                  (Address of principal executive offices)



Registrant's telephone number, including area code:     (516) 847-3000



Item 5.  Other Events.
         ------------

     On July 22, 1998,  the  registrant  issued the press  release filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------



               Exhibit       Description
               -------       -----------

                 99.1        Press Release issued July 22, 1998



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Dated:  July 22, 1998.


                                   GENERAL SEMICONDUCTOR, INC.


                                   By: /s/ Andrew M. Caggia
                                       -----------------------------------
                                       Andrew M. Caggia
                                       Senior Vice President and
                                       Chief Financial Officer



                               EXHIBIT INDEX



               Exhibit       Description
               -------       -----------

                 99.1        Press Release issued July 22, 1998